Debt Obligations	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Debt Obligations
DEBT OBLIGATIONS
As of December 31, 2011, the Company’s long term debt was $852 million. The Company’s long-term debt consists primarily of $840 million outstanding under the Company's new secured credit facility, $5 million in notes payable originating in the United States and $5 million related to capital lease obligations, each as described below.

Secured Credit Facility In August 2011, the Company entered into a new five-year secured credit facility (the Secured Credit Facility) with JPMorgan Chase Bank, N.A., as administrative agent, and a syndicate of lenders to borrow up to $1.4 billion. The Secured Credit Facility consists of a term loan facility in an aggregate principal amount of $700 million, of which $700 million was outstanding as of December 31, 2011, and a revolving credit facility in an aggregate principal amount of $700 million, of which $140 million was outstanding as of December 31, 2011. The revolving credit facility also allows a portion of the availability to be used for outstanding letters of credit, and as of December 31, 2011, outstanding letters of credit totaled approximately $21 million.

In connection with entering into the Secured Credit Facility, the Company retired the outstanding loans under its existing revolving credit facility and terminated that facility, and used borrowings under the Secured Credit Facility to fund a portion of the purchase price for its acquisition of Radiant.
The term loan facility is required to be repaid in quarterly installments of $17.5 million beginning March 31, 2013, with the balance of $455 million being due in August 2016. Borrowings under the revolving credit facility are due in August 2016. Amounts outstanding under the Secured Credit Facility bear interest, at the Company's option, at a base rate equal to the highest of (i) the federal funds rate plus 0.50%, (ii) the administrative agent's “prime rate” and (iii) the one-month LIBOR rate plus 1.00% (the Base Rate) or LIBOR, plus a margin ranging from 0.25% to 1.50% for Base Rate-based loans that are either term loans or revolving loans and ranging from 1.25% to 2.50% for LIBOR-based loans that are either term loans or revolving loans, depending on the Company's consolidated leverage ratio. The terms of the Secured Credit Facility also require certain other fees and payments to be made by the Company. Additionally, the Company is a party to an interest rate swap agreement that fixes the interest rate, based on LIBOR, on a portion of our LIBOR-indexed floating rate borrowings as discussed in Note 10, "Derivatives and Hedging Activities," of the Notes to Consolidated Financial Statements.
The Company's obligations under the Secured Credit Facility are guaranteed by certain of its wholly-owned domestic subsidiaries. The Secured Credit Facilities and these guarantees are secured by a first priority lien and security interest in certain equity interests owned by the Company and the guarantor subsidiaries in certain of their respective domestic and foreign subsidiaries. These security interests would be released if the Company achieves an “investment grade” rating, and would remain released so long as the Company maintained that rating.
The Secured Credit Facility includes affirmative, negative and financial covenants that restrict or limit the ability of the Company and its subsidiaries to, among other things, incur indebtedness; create liens on assets; engage in certain fundamental corporate changes or changes to the Company's business activities; make investments; sell or otherwise dispose of assets; engage in sale-leaseback or hedging transactions; repurchase stock, pay dividends or make similar distributions; repay other indebtedness; engage in certain affiliate transactions; or enter into agreements that restrict the Company's ability to create liens, pay dividends or make loan repayments. These covenants also require the Company to maintain:

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a consolidated leverage ratio on the last day of any fiscal quarter, commencing with the fiscal quarter ending December 31, 2011, not to exceed (i) 3.50 to 1.00 for each fiscal quarter ending prior to December 31, 2013, (ii) 3.25 to 1.00 for each fiscal quarter ending on or after December 31, 2013 and prior to December 31, 2014, and (iii) 3.00 to 1.00 for each fiscal quarter ending on or after December 31, 2014; and

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an interest coverage ratio of at least (i) 3.50 to 1.00, in the case of any four consecutive fiscal quarters ending prior to December 31, 2013, and (ii) 4.00 to 1.00, in the case of any four consecutive fiscal quarters ending on or after December 31, 2013.

The Secured Credit Facility also contains events of default, which are customary for similar financings. Upon the occurrence of an event of default, the lenders may, among other things, terminate the loan commitments, accelerate all loans and require cash collateral deposits in respect of outstanding letters of credit.
The Company may request, at any time and from time to time, but the lenders are not obligated to fund, the establishment of one or more term loans and/or revolving credit facilities with commitments in an aggregate amount not to exceed $500 million, the proceeds of which can be used for working capital requirements and other general corporate purposes.
In connection with the Secured Credit Facility, the Company deferred approximately $29 million of debt issuance costs, which are being amortized to interest expense over the life of the debt.
Notes Payable - The $5 million in notes payable mature in 2020 and bear interest at a rate of 9.49% per annum.
Industrial Revenue Bond – During 2009, NCR entered into a transaction with the Development Authority of Columbus, Georgia (the Development Authority). The transaction resulted in the issuance of approximately $5 million in taxable revenue bonds by the Development Authority. The Development Authority used the proceeds to purchase a manufacturing facility consisting of a building and fixtures. NCR and the Development Authority entered into a lease agreement, the terms of which provide NCR with a ten year lease of the facility for manufacturing purposes. Under the terms of the lease agreement, the rental payments made by NCR will be utilized by the Development Authority to repay the principal and interest (at a rate of 5%) of the bonds and NCR will have the option of acquiring the facility for a nominal amount at the end of the lease term. Based on the terms of the lease agreement, the transaction was accounted for as a capital lease, which resulted in the capitalization of the purchase price of the facility as an asset and recording of the capital lease obligation as long-term debt. The unamortized amount of the capital lease obligation included in long-term debt as of December 31, 2011 is $3 million.
Fair Value of Debt – The fair value of debt is based on a discounted cash flow model that incorporates a market yield curve based on the Company’s credit rating with adjustments for duration. As of December 31, 2011 and December 31, 2010, the fair value of debt was $855 million and $13 million, respectively.